UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 19, 2007

IBT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-31655	25-1532164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Main Street, Irwin, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(724) 863-3100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

IBT BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 19, 2007, the Registrant amended Section 203 of the Bylaws of IBT Bancorp, Inc. to increase the minimum level of stock that must be beneficially owned to 500 shares in order to be eligible to initially serve on the Company’s Board of Directors and to ultimately own 5,000 shares in order to remain on the Company’s Board of Directors. A copy of the amendment is furnished with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits:

99.1	Amended Section of Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBT BANCORP, INC.
Date: June 19, 2007	By:	/s/ Charles G. Urtin
Charles G. Urtin President and Chief Executive Officer (Duly Authorized Representative)